Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 1 to annual report on Form 20-F of SPI Energy Co., Ltd. (the “Company”) for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guanning Liang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 23, 2016

By:	/s/ Guanning Liang
	Name:	Guanning Liang
	Title:	Chief Financial Officer